UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 30, 2001

Macromedia, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-22688	94-3155026

(Commission File Number)	(IRS Employer Identification No.)

600 Townsend Street, San Francisco, CA	94103

(Address of Principal Executive Offices)	(Zip Code)

(415) 252-2000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits
EXHIBIT 99.1

Item 5.     Other Events.

On August 30, 2001, Macromedia, Inc. (the “Registrant”) announced that the Registrant had signed a memorandum of understanding with lead plaintiffs that tentatively resolves the securities class action litigation that had been pending in state and federal court in California against the Registrant and certain of its former officers and directors. The final settlement is contingent on negotiation and execution of a formal settlement stipulation and court approval. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release announcing the execution of such memorandum of understanding.

Item 7.     Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 30, 2001, announcing the execution of a memorandum of understanding that tentatively resolves the securities class action litigation that had been pending against the Registrant and certain of its former officers and directors.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 7, 2001	MACROMEDIA, INC.

	By:	/s/ Elizabeth A. Nelson

Elizabeth A. Nelson Executive Vice President, Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 30, 2001, announcing the execution of a memorandum of understanding that tentatively resolves the securities class action litigation that had been pending against the Registrant and certain of its former officers and directors.

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